EXHIBIT 10.11
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	6
2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR/BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I
75A50120F33008
10B. DATED (SEE ITEM 13)
CODE 1410445	FACILITY CODE		07/23/2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) (3) – Bilateral Mutual Agreement
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of the modification is to upgrade task order #75A50120F33008 to priority rating for Defense Priorities and Allocations System. See attachment..
Period of Performance: 10/01/2020 to 12/31/2020

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print). Patrick D. Saam VP Gov’t Contracting		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Carol C. Lavrich
15B. CONTRACTOR/OFFEROR /s/ Patrick D. Saam (Signature of person authorized to sign)	15C. DATE SIGNED 8/22/20	Digitally signed by [**] Date: 2020.08.24 11:07:51 -04’00’ 16B. UNITED STATES OF AMERICA /s/ Carol C. Lavrich (Signature of Contracting Officer)	16C. DATE SIGNED 08/24/2020
Previous edition unusable    STANDARD FORM 30 (Rev. 11/2016)
    Prescribed by GSA     FAR (48 CFR) 53.243

A.    This is Modification No. P00001 to 75A50120F3308.
The purpose of this no cost bilateral modification P00001 is to provide notice that this is a priority DO-H5 rated task order #75A50120F33008 under Contract #HHS010020120004I with a Period of Performance 10/01/2020 to 12/31/2020 certified for national defense use.
B.    Accordingly, the following changes are made to the contract:
1.    Emergent Manufacturing Operations Baltimore LLC and its subcontractors at all tiers are required to follow all of the provisions of the Defense Priorities and Allocations System regulation (15 C.F.R. part 700) as this task order is certified for national defense and emergency preparedness use. The authority for this rating is attached (Attachment A). The priority rating issued pursuant to the authorization is subject to the restrictions in the authorization.
2.    Required Delivery Date from the Contractor: December 31, 2020
3.    The Parties agree that this change from an unrated Task Order to a DO-H5 priority rated Task Orders is a no cost change.
4.    Upon execution of this modification, Emergent Manufacturing Operations Baltimore LLC and its subcontractors must give the appropriate preferential treatment to the Task Order as of the date of the modification. Emergent Manufacturing Operations Baltimore LLC shall accept, perform, and prioritize this Task Order issued under the contract.
5.    The Parties agree that this modification to rate this Task Order does not significantly alter the production or delivery schedule required by the Task Order already in existence.
6.    This Task Order shall take precedence over any and all other orders or contracts that do not have a priority rating and shall take precedence over orders or contracts that have the same level of priority rating but were received later in time.
7.    This priority rating allows Emergent Manufacturing Operations Baltimore LLC to priority rate orders to its subcontractors and suppliers for purpose of fulfilling the priority-rated order expediently.
8.    This priority rating automatically expires at the end of the Task Order period of performance. The parties agree that the U.S. Government (USG) may withdraw or extend this authorization at any time prior to the expiration of any Task Order period of performance at no cost to the USG.
9.    If the Emergent Manufacturing Operations Baltimore LLC and/or its subcontractors are unable to comply fully with the terms of this rated order, Emergent Manufacturing Operations Baltimore LLC must immediately notify the Assistant Secretary for Preparedness and Response in writing and explain the extent to which compliance is possible and provide reasons why full compliance is not possible.
10.    Emergent Manufacturing Operations Baltimore LLC agrees that the Government’s right to exercise priorities and allocations authority with respect to this Task Order to include the use of directives constitutes a no-cost change to this contract. The written signature on a manually placed order, or the digital signature or name on an electronically placed order, of an individual authorized to sign rated orders for the person placing the order is provided. The signature, manual or digital, certifies that the rated order is authorized under this regulation and that the requirements of this regulation are being followed. This language shall be added to the contract or task order and subcontracts by modification, if previously awarded.
C.    No additional funding is incorporated into the task order under this modification.
D.    All other terms and conditions remain the same.
    The Parties agree that this modification includes the following documents:

Attachment Number	Title	Date
A
Request Authorization to priority rate.
Emergent Manufacturing Operations Baltimore LLC. task order for “Manufacturing Capacity Reservation and Expansion”
Authorization to issue Defense Priorities and Allocations System Rating for Operation Warp Speed Contract  Emergent Manufacturing Operations Baltimore LLC
August 17, 2020 August 19, 2020